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                                                                   EXHIBIT 23(d)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Anadarko Petroleum Corporation of our report dated March 3, 2000 included in the Annual Report on Form 10-K of Union Pacific Resources Group Inc. for the year ended December 31, 1999 and to all references to our Firm included in the Registration Statement.

/s/ Arthur Andersen LLP

Fort Worth, Texas
February 15, 2001
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Anadarko Petroleum Corporation of our report dated February 2, 2000 on the combined financial statements of Black Butte Coal Company, A Joint Venture, and R-K Leasing Company as of December 31, 1999 and December 26, 1998 and for the fiscal years then ended, included in the Annual Report on Form 10-K of Union Pacific Resources Group Inc. for the year ended December 31, 1999, and to all references to our Firm included in the Registration Statement.

/s/ Arthur Andersen LLP

Denver, Colorado
February 15, 2001

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               AWARENESS LETTER OF INDEPENDENT PUBLIC ACCOUNTANTS



February 15, 2001

Anadarko Petroleum Corporation
17001 Northchase Drive
Houston, Texas 77060-1714

We are aware that Anadarko Petroleum Corporation has incorporated by reference in its Registration Statement on Form S-3 the Form 10-Q for Union Pacific Resources Group Inc. for the quarter ended March 31, 2000, which includes our report dated April 26, 2000, covering the unaudited interim financial information contained therein. Pursuant to Regulation C of the Securities Act of 1933, that report is not considered a part of the registration statement prepared or certified by our firm or a report prepared or certified by our firm within the meaning of Sections 7 and 11 of the Act.

Very truly yours,


/s/ Arthur Andersen LLP
Fort Worth, Texas